                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("AGREEMENT"), is dated as of October 2, 1998, and is entered into by and among Gunther International, Inc., a Delaware corporation (the "COMPANY"), and the persons whose signatures appear on the signature pages hereto as of the date hereof or hereafter.

                                    RECITALS:

         A. The total number of shares of all classes of capital stock ("CAPITAL STOCK") which the Company is authorized to issue is 16,501,000, consisting of
(i) 16,000,000 shares of common stock, par value $.001 per share ("COMMON STOCK"); (ii) 500 shares of Series B Common Stock, par value $.001 per share ("SERIES B COMMON STOCK"); (iii) 500,000 shares of Preferred Stock, par value $.001 per share ("PREFERRED STOCK"); and (iv) 500 shares of Class B Senior Non-Convertible Preferred Stock, par value $.001 per share ("CLASS B PREFERRED STOCK").

         B. The Company; BankBoston N.A., successor by merger to Bank of Boston Connecticut; June H. Geneen, Phil E. Gilbert, Jr., Thomas W. Keesee and the United State Trust Company of New York as Co-Executors of the Estate of Harold
S. Geneen, Late of New York, New York (the "Estate"); and Gunther Partners, LLC, a limited liability company organized and existing under the laws of the State of Delaware (the "New Lender"), have entered into a certain Agreement, dated as of the date hereof (the "OMNIBUS AGREEMENT"), pursuant to which the New Lender has agreed to lend the Company $4,000,000 in immediately available funds (the "LOANS").

         C. In connection with the provision by the New Lender of the Loans, the Company and the New Lender have entered into a separate Warrant Agreement (the "WARRANT AGREEMENT") dated as of this date, pursuant to which the New Lender in the aggregate may purchase up to Thirty-Five Percent (35%) of the pro forma, fully diluted number of shares of the Common Stock, as of the date of exercise.

         D. The execution and delivery of this Agreement is a condition precedent to the willingness of the New Lender to make the Loans to the Company.

         NOW, THEREFORE, in consideration of the foregoing, of the mutual covenants and agreements herein contained and of other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:



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         1.       Definitions.

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         "AGREEMENT" has the meaning set forth in the Recitals.

         "CAPITAL STOCK" has the meaning set forth in the Recitals.

         "CLASS B PREFERRED STOCK" has the meaning set forth in the Recitals.

         "COMMON STOCK" has the meaning set forth in the Recitals.

         "COMPANY" has the meaning set forth in the Recitals.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar or successor federal statute and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

         "HOLDER" means any Person who executes a counterpart of this Agreement on or after the date hereof and any Person who becomes a Holder after the date of this Agreement pursuant to Section 13(a).

         "INDEMNIFIED PARTY" has the meaning set forth in Section 7(c).

         "INDEMNIFYING PARTY" has the meaning set forth in Section 7(c).

         "NEW LENDER" has the meaning set forth in the recitals.

         "NASD" means the National Association of Securities Dealers, Inc.

         "PERSON" means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof, or any other entity of any kind.

         "PREFERRED STOCK" has the meaning set forth in the Recitals.

         "REGISTERED SECURITIES" means Registrable Securities which have been registered under the Securities Act pursuant to a registration statement filed with and declared effective by the SEC.

         "REGISTRABLE SECURITIES" means (i) the Shares; (ii) the shares of Common Stock issued or issuable as dividends on, or other distributions with respect to the Shares; and (iii) any other

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security issued or issuable in exchange for, or in replacement of, any of the
Shares, in each case until any such security ceases to be a Registrable Security in accordance with Section 2 hereof.

         "REGISTRATION EXPENSES" means all expenses (excluding Selling Expenses) incident to the Company's performance of or compliance with Sections 3 and 4 of this Agreement, including without limitation all registration and filing fees, including fees with respect to filings required to be made with any stock exchange or the NASD, fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), messenger, telephone and delivery expenses, costs of printing prospectuses, fees and expenses of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance) and the fees and expenses of (i) counsel for the Company, (ii) counsel for the underwriters and (iii) one counsel for the Selling Holders.

         "REGISTRATION STATEMENT" means any registration statement of the Company which includes any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus included or deemed included in the Registration Statement and all amendments and supplements to the Registration Statement or the prospectus, including post-effective amendments, and all exhibits to, and all materials incorporated by reference in, such registration statement.

         "SEC" means the United States Securities and Exchange Commission or any similar agency then having the authority to enforce the Exchange Act or the Securities Act.

         "SECTION 7(a) INDEMNITEE" has the meaning set forth in Section 7(a).

         "SECTION 7(b) INDEMNITEE" has the meaning set forth in Section 7(b).

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar or successor statute, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

         "SELLING EXPENSES" means all discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities.

         "SELLING HOLDERS"  has the meaning set forth in Section 5(b).

         "SERIES B PREFERRED STOCK" has the meaning set forth in the Recitals.

         "SHARES" means the Warrants and the shares of Common Stock that may be acquired by the New Lender pursuant to the Warrant Agreement.

         "THRESHOLD AMOUNT" mean the Holders of a majority of the Registrable Securities.



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         "WARRANT AGREEMENT" has the meaning set forth in the recitals.

         "WARRANT(S)" means the stock purchase warrants issued by the Company pursuant to the Warrant Agreement.

         2. Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are the Registrable Securities, but such benefits shall continue with respect to each such security only so long as such security continues to be a Registrable Security. A security ceases to be a Registrable Security when (a) a Registration Statement covering the sale of such Registrable Security has been declared effective under the Securities Act and the Registrable Security has been sold in accordance with the Registration Statement; (b) it is distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act; (c) a new certificate representing such security has been delivered (to the original Holder or any subsequent transferee) by the Company free from any restrictive legend and without issuance of stop transfer or other instructions to the Company's transfer agent and the Holder of such security has been advised by counsel acceptable to it that subsequent disposition of such security will not require registration or qualification under the Securities Act or any state "blue sky" or similar law then in effect; or (d) the security has ceased to be outstanding.

         3. Registration under Securities Act: Demand Registration.

                  (a) One-Time Demand for Registration. At any time following the date hereof, the Holders may by written notice request that the Company effect the registration under the Securities Act of all or any portion of the Registrable Securities. In order to be effective, the demand must be made by the Threshold Amount of the Holders. Within 60 days of such a demand the Company shall file with the SEC all documentation necessary to effect such registration, and thereafter the Company shall use its best efforts to effect such registration. Each notice given pursuant to this paragraph (a) shall set forth
(i) the aggregate number of Shares to be included, (ii) the names of the Selling Holders and the number of Shares to be sold by each such Selling Holder, and
(iii) the proposed manner of sale.

                  (b) Limitations on Company's Obligation. Except as set forth below, the Company is obligated to effect only one registration pursuant to paragraph (a) above, and thereafter the Company shall have no obligation to include any Registrable Securities in any registration pursuant to this Section
3. In the event that a registration requested pursuant to this Section 3 fails to become effective or if a stop order shall have been issued or the registration shall have been terminated prior to the sale of the Registrable Securities (other than as a result of revocation by the Holders constituting at least the Threshold Amount), a request for registration shall be deemed not to have been made for the purposes of this Section 3.

                  (d) Underwritten Offer. If the Holders making a request pursuant to paragraph (a) above desire to distribute Registrable Securities covered by such request by means of an underwriting, they shall so advise the Company as a part of their request. The Holders shall select an underwriter (which shall be reasonably acceptable to the Company) for such



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underwriting and shall together with the Company enter into an underwriting agreement in customary form with the underwriter.

         4. Registration under the Securities Act: Piggy-Back Registration.

                  (a) Piggy-Back Registration. If at any time the Company proposes to register for itself or any of its stockholders any of its Common Stock under the Securities Act in connection with the public offering of such securities on a form and in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, then:

                           (i) the Company in each case shall notify in
writing each Holder of its intention to effect such a registration at least 45 days prior to the proposed filing of a Registration Statement in connection therewith; and

                           (ii) the Company shall offer each Holder the
opportunity to include in such registration all or such lesser amount of Registrable Securities as each Holder may request. Upon the request of one or more Holders given in writing within 20 days after receipt of the notice described under clause (i) above, the Company, subject to the provisions of
Section 4(b), shall cause any of the Registrable Securities specified by such Holder to be included in the Registration Statement.

                  (b) Limitations on Company's Obligations to Effect Piggy-Back Registration. Notwithstanding the provisions of Section 4(a) above:

                           (i) in connection with an underwritten  public
offering, if and to the extent that the managing underwriter(s) of such underwritten public offering advises the Company in writing that, in its good faith determination, inclusion of the number of Registrable Securities held by Holders requesting inclusion in the Registration Statement would materially interfere with the underwriter's ability to effectuate the registration and sale of securities proposed to be offered and sold pursuant to the Registration Statement, the managing underwriter(s) shall select the permissible quantity of Registrable Securities to be sold by the Holders (which may be none) by reducing the total number of securities to be sold (but not the number of securities to be sold by the Company) as follows: (A) holders of the Company's securities which are not Registrable Securities shall be cut back first with respect to such securities to the full extent of the securities that such holders wished to include in an underwriting and (B) Holders of Registrable Securities shall be cut back as required by the managing underwriter on a pro rata basis. For purposes of apportionment pursuant to this Section 4(b), for any selling holder that is a partnership or a corporation, the affiliates of such partnership or corporation shall collectively with such holder be deemed to be one "selling holder," and any pro rata reduction with respect to such "selling holder" shall be based upon the aggregate amount of shares carrying registration rights owned by entities and individuals included in such "selling holder;" and

                           (ii) if, at any time after giving such written notice
of its intention to register any of its securities and prior to the effective date of the applicable Registration Statement filed in connection with such registration, the Company shall determine for any reason



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

not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

                  (c) Underwritten Offer. If the registration of which the Company gives written notice under Section 4(a)(i) above involves an underwriting, the Company shall so advise in such written notice and shall use its best efforts to cause the managing underwriter(s) of the proposed underwritten offering to permit Holders to include their Registrable Securities in the underwriting on the same terms and conditions as similar terms of the Company included therein. In such event the right of any Holder to registration pursuant to Section 4(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company and the other holders distributing their Registrable Securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw from the underwriting by prompt written notice to the Company and the underwriter.

         5. Registration Obligations of the Company. In connection with the filing of a Registration Statement pursuant to Sections 3 or 4, the Company shall:

                  (a) Use its best efforts to cause such Registration Statement to remain in effect until the earlier of (i) the completion of the distribution of the Registrable Securities included in the Registration Statement, and (ii) one year after the date on which the Registration Statement is declared effective.

                  (b) Notify the Holders whose Registrable Securities are included in such Registration Statement (the "SELLING HOLDERS") as to the filing of the Registration Statement and of all amendments or supplements thereto filed prior to the effective date of such Registration Statement;

                  (c) Notify the Selling Holders, promptly after the Company shall receive notice thereof, of the time when such Registration Statement became effective or when any amendment or supplement to any prospectus forming a part of said Registration Statement has been filed;

                  (d) Notify the Selling Holders promptly of any request by the SEC for the amending or supplementing of such Registration Statement or prospectus or for additional information;

                  (e) During the period in which the Company is obligated to use its best efforts to keep a Registration Statement effective pursuant to Section 5(a) above, prepare and promptly file with the SEC and promptly notify the Selling Holders of the filing of any amendments or supplements to such Registration Statement or prospectus as may be necessary to correct any



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

statements or omissions if, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, any event with respect to the Company shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; and, in addition, during such period, prepare and file with the SEC, promptly upon the Selling Holders' written request, any amendments or supplements to such Registration Statement or prospectus which may be reasonably necessary or advisable in connection with the distribution of the Registrable Securities;

                  (f) Prepare, promptly upon request of the Selling Holders or any underwriters for the Selling Holders made during the period in which the Company is obligated to use its best efforts to keep a Registration Statement effective, such amendment or amendments to such Registration Statement and such prospectus or prospectuses as may be reasonably necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act;

                  (g) Advise the Selling Holders promptly after the Company shall receive notice or obtain knowledge of the issuance of any stop order by the SEC suspending the effectiveness of any such Registration Statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use its best efforts to prevent the issuance of any stop order or obtain its withdrawal promptly if such stop order should be issued;

                  (h) Use its best efforts to qualify the Registrable Securities as soon as reasonably practicable for sale under the securities or blue sky laws of such states and jurisdictions within the United States as shall be reasonably requested by the Selling Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to become subject to taxation or to file a consent to service of process generally in any of the aforesaid states or jurisdictions;

                  (i) Furnish the Selling Holders, as soon as available, copies of any Registration Statement and each preliminary or final prospectus, or supplement or amendment required to be prepared pursuant hereto, all in such quantities as the Selling Holders may from time to time reasonably request;

                  (j) Furnish each Selling Holder with copies of such opinions of counsel and accountants' "comfort" letters as it reasonably may request with respect to the registration of its Registrable Securities, the Registration Statement covering such Registrable Securities and the financial statements included therein;

                  (k) Apply for listing and use its best efforts to list the Registrable Securities, if any, being registered on any national securities exchange on which a class of the Company's equity securities is listed (and to maintain such listing during the pendency of the relevant registration period) or, if the Company does not have a class of equity securities listed on a national securities exchange, apply for qualification and use its best efforts to qualify the Registrable Securities, if any, being registered for inclusion on the automated quotation system of the NASD (and to maintain such qualification during the pendency of the relevant registration


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

period);


                  (l) In connection with the preparation and filing of each Registration Statement registering Registrable Securities under the Securities Act, give the holders of Registrable Securities on whose behalf such Registrable Securities are to be so registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders and such underwriters, or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; and

                  (m) Make senior executives of the Company available to assist the underwriters with respect to, and accompany the underwriters on the so-called "road show", in connection with marketing efforts for, and the distribution and sale of Registrable Securities pursuant to, a Registration Statement.

         6. Expenses. The Company will pay all Registration Expenses in connection with registrations of Registrable Securities effected pursuant to Sections 3 and 4. All Selling Expenses in connection with any registration effected pursuant to this Agreement shall be borne by the Company, the holders of securities included in such registration other than Registrable Securities and the holders of the Registrable Securities so registered, pro rata on the basis of the number of shares of Common Stock included in the registration for the account of the Company and each such holder.

         7. Indemnification.

                  (a) To the extent permitted by applicable law, the Company will indemnify each Holder of the Registrable Securities requesting or joining in a registration, each Person who controls such Holder within the meaning of
Section 15 of the Securities Act, and each underwriter of the securities so registered and each Person who controls such underwriter, and their respective officers, directors, partners, agents, employees and successors (each a "SECTION 7(a) INDEMNITEE"), against all costs, expenses, demands, claims, losses, damages, liabilities, fines and penalties (or actions in respect thereof), joint or several, to which such Section 7(a) Indemnitee may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such claims, losses, damages, liabilities, fines and penalties arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement or prospectus, or arise out of or are based upon any omission (or alleged omission) to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and will reimburse each such Section 7(a)



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Indemnitee for (and will make periodic advances to cover) any legal and any other expenses reasonably incurred in connection with investigating or defending any such demand, claim, loss, damage, liability or action promptly after submission of supporting materials with respect to such expenses; provided, however, that the Company shall not be required to indemnify any Section 7(a) Indemnitee for any cost, expense, demand, claim, loss, damage, liability, fine or penalty which arises out of or is based upon any written information provided by any such Section 7(a) Indemnitee expressly for inclusion in the Registration Statement.

                  (b) To the extent permitted by applicable law, each Holder requesting or joining in a registration, severally and not jointly, will indemnify the Company, each of its officers, directors, employees, agents, successors and controlling persons (within the meaning of Section 15 of the Exchange Act) and each underwriter of the securities so registered and each Person who controls such underwriter (each a "SECTION 7(b) INDEMNITEE"), against all costs, expenses, demands, claims, losses, damages, liabilities, fines and penalties, joint or several (or actions in respect thereof) to which each such
Section 7(b) Indemnitee may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon an untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement or prospectus, or arise out of or are based upon the omission (or alleged omission) to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in any Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder requesting or joining in a registration specifically for use in the preparation thereof; provided, however, that (i) the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each Holder of the Registrable Securities sold in connection with such registration and (ii) the Holders shall not be required to indemnify any Section 7(b) Indemnitee for any cost, expense, demand, claims, loss, damage, liability, fine or penalty which arises out of or is based upon any written information provided by any such Section 7(b) Indemnitee expressly for inclusion in the Registration Statement.

                  (c) Each party entitled to indemnification under this Section 7 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided such counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed). The Indemnified Party may participate in such defense at such Indemnified Party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if (i) the Indemnifying Party has agreed in writing to pay such expenses,
(ii) the Indemnifying Party shall have failed to assume the defense of such claim or employ counsel reasonably satisfactory to the Indemnified Party, or
(iii) in the reasonable judgment of the Indemnified Party, based upon the written advice of such Indemnified Party's counsel, representation of both parties by the same counsel would be inappropriate due to actual or



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

potential conflicts of interest. The Indemnified Party shall not make any settlement without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 7 only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation in form and substance reasonably satisfactory to such Indemnified Party.

         8. Contribution.

                  (a) If the indemnification provided for in Section 7 from the Indemnifying Party is unavailable to or unenforceable by the Indemnified Party in respect to any costs, fines, penalties, losses, claims, damages, liabilities or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such costs, fines, penalties, losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the costs, fines, penalties, losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  (b) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (c) If indemnification is available under Section 7, the Indemnifying Parties shall indemnify each Indemnified Party to the full extent provided in Section 7 without regard to the relative fault of the Indemnifying Party or Indemnified Party or any other equitable consideration provided for in this Section 8.




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



         9.       Hold-Back Agreements.

                  (a) Restrictions on Public Sale by Holder of Registrable Securities. To the extent requested by the Company and the managing underwriter with respect to the applicable Registration Statement, each Holder whose Registrable Securities are included in a Registration Statement filed pursuant to Sections 3 and 4 hereof agrees not to effect any public sale or distribution of the issue being registered or any similar security of the Company, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 7-day period prior to, and during the 90-day period beginning on, the effective date of such Registration Statement, to the extent such sales may prevent the Company from being in compliance with the Exchange Act; provided, however, that all Holders holding not less than the number of shares of common stock held by such Holder (including, shares of common stock issuable upon exercise of the Warrants, or other convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Company enter into similar agreements. Such agreement shall be in writing reasonably satisfactory to the Company and such managing underwriter.

                  (b) Restrictions on Public Sale by the Company and Others. The Company shall not effect any public or nonpublic sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for any such securities or similar securities, during the 7-day period prior to, and during the 90-day period beginning on, the effective date of any Registration Statement in which holders of Registrable Securities are participating or the commencement of a public distribution of Registrable Securities pursuant to any such Registration Statement (except (i) as part of such registration or pursuant to registrations on SEC Forms S-4 or S-8 or any similar or successor form, or on any form filed in connection with an exchange offer or an offering of securities solely to the existing stockholders or employees of the Company, or (ii) for sales or other issuances of securities pursuant to outstanding options, warrants, rights or similar obligations).

         10.      Reserved.


         11.      Obligations of Holder.

                  (a) Each Holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

                  (b) Each Holder of the Registrable Securities agrees by acquisition of such Registered Securities that upon receipt of any notice from the Company pursuant to Section 5(g), such Holder will forthwith discontinue such Holder's disposition of Registered Securities pursuant to the Registration Statement relating to such Registered Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(g) and if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registered Securities at the time of receipt of such notice.

         12. Mergers, etc..

         The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "REGISTRABLE SECURITIES" shall be deemed to include the securities which the Holders would be entitled to receive in exchange for Common Stock under any such merger, consolidation or reorganization, provided that to the extent such securities to be received are convertible into shares of common stock of the issuer thereof, then any such shares of common stock or other securities as are issued or issuable upon conversion of said convertible securities shall also be included within the definition of "REGISTRABLE SECURITIES."

         13. Miscellaneous.

                  (a) Transfer of Certain Rights. The rights granted to the Holders under this Agreement may be transferred only to a transferee who delivers to the Company, within a reasonable time after such transfer, a written instrument by which such transferee agrees to be bound by the applicable terms of this Agreement. Notwithstanding the foregoing, nothing herein shall prohibit:
(i) any Holder from transferring any of its rights under this Agreement to any wholly-owned subsidiary of such Holder or to any entity which merges or consolidates with or acquires all or substantially all of the equity securities or assets of such Holder, (ii) any Holder which is a partnership from transferring any of its rights under this Agreement to a partner of such partnership where such partner receives Registrable Securities in a distribution from such partnership, (iii) any Holder who is an individual from transferring any of its rights under this Agreement to such Holder's spouse or to other relatives, or to a trust for the benefit of the Holder, his or her spouse or other relatives, or (iv) any trustee of a trust which holds Registrable Securities from distributing such Registrable Securities to the beneficiaries of such trust; provided that any such transferee under subparagraphs (i), (ii),
(iii) or (iv) above will hold the Registrable Securities subject to the terms and conditions of this Agreement. Upon any transfer of the rights of a Holder permitted by and completed in compliance with the terms of this Agreement, the transferee shall become a "Holder" for purposes of this Agreement.

                  (b) Remedies. In the event of a breach by the Company of its obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and Holders of 100% of the Registrable Securities affected by such amendment, modification, supplementation, waiver or consent. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter which relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by the Holders of a majority of the Registrable Securities being sold by such Holders, provided that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be delivered by hand, overnight courier service, registered or certified first-class mail, return receipt requested, or telecopier; if to a Holder, at the address set forth opposite such Holder's name on the signature pages attached hereto or such other address as may have been furnished to the Company in writing; if to the Company, at One Winnenden Court, Norwich, Connecticut 06360, Attention: President, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 13(d).

                  All such notices and communications shall be deemed to have been duly given upon receipt.

                  (e) No Inconsistent Agreements. The Company shall not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into or become a party to nor is it bound by any agreement with respect to its securities granting any registration rights to any Person which is inconsistent with the rights granted hereunder. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the securities of the Company under any other agreements.

                  (f) Governing Law; Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws provisions thereof. The parties irrevocably agree that all actions arising directly or indirectly as a result or in consequence of this Agreement and the transactions contemplated hereby, shall be instituted and litigated only in federal, state or local courts sitting in the City of Wilmington, Delaware and each of the parties hereby consents to the exclusive jurisdiction and venue of any such court, and waives any objection based on forum non conveniens.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (j) Entire Agreement. This Agreement (and all exhibits and/or schedules attached hereto and thereto) are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, oral or written, among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities now or hereafter owned by the Holders.

                  (k) Execution by Telefacsimile Transmission. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.


                  [Rest of This Page Intentionally Left Blank.]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.
                                       THE COMPANY:
                                       GUNTHER INTERNATIONAL, INC.


                                       By:  /s/ James H. Whitney
                                          --------------------------------------
                                            President

                                             Telecopy:  (860) 886-8889

                                       THE HOLDER(S):

                                       GUNTHER PARTNERS, LLC


                                       By:  /s/ Thomas J. Tisch
                                          --------------------------------------
                                            Name:  Thomas J. Tisch
                                            Title:    Manager

SIGNATURE PAGE                                     REGISTRATION RIGHTS AGREEMENT